EX-99.906CERT
Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Michael F. Holland, Chief Executive Officer and Chief Financial Officer of the Holland Series Fund, Inc. (the “Fund”), certify that:
1.	This Form N-CSR filing for the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Michael F. Holland

Michael F. Holland
Principal Executive Officer and Principal Financial Officer
Date: November 30, 2011